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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported): 7/24/1999




                        ABC DISPENSING TECHNOLOGIES INC.
                        -------------------------------
             (Exact name of registrant as specified in this charter)



        Florida                           0-14922                59-2001203
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(State or other jurisdiction            (Commission            (IRS Employer
       of incorporation                 File Number)         Identification No.)




                         451 Kennedy Rd, Akron OH 44305
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code (330) 733-2841


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         (Former name or former address, if changed since last report.)

Item 8.

         The Company has decided to change the fiscal year end to April 30, 2000 to more closely align closing periods with its major customers and vendors. The quarters will close on July 31, 1999, October 31, 1999 and January 31, 2000.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ABC Dispensing Technologies Inc.
                              --------------------------------
                                       (Registrant)




                              By: /s/ Charles M. Stimac, Jr.
                              ---------------------------------
                                   Charles M. Stimac, Jr.
                                        President/CEO
                                         (Signature)*




Dated: September 17, 1999



*Print name and title of the signing officer under his signature.



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